UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2021

Everspin Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37900	26-2640654
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5670 W. Chandler Blvd.

Suite 100

Chandler, Arizona 85226

(Address of principal executive offices, including zip code)

(480) 347-1111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of each exchange on which
Title of each class	Trading Symbol(s)	registered
Common Stock, par value $0.0001	MRAM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 2.02. Results of Operations and Financial Condition.

On November 11, 2021, Everspin Technologies, Inc. (the “Company”) issued a press release announcing its results of operations for its third quarter ended September 30, 2021 and hosted a conference call to discuss such results. A copy of the press release is attached hereto as Exhibit 99.1 and a copy of the transcript of the conference call is attached hereto as Exhibit 99.2, each of which is incorporated herein by reference in its entirety.

The information disclosed under this Item 2.02, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2021, Geoffrey R. Tate informed the Company of his resignation from the Company’s board of directors (the “Board”), effective November 8, 2021, due to the time demands of Flex Logix Technologies, Inc., where he serves as its Chief Executive Officer. In connection with Mr. Tate’s resignation from the Board, Mr. Tate has also resigned from the Board’s audit committee and the Board’s nominating and corporate governance committee.

As a result of Mr. Tate’s resignation, the Company was no longer in compliance with Nasdaq Listing Rule 5605(c)(2)(A), which requires the audit committee be comprised of at least three independent directors. Pursuant to Nasdaq Listing Rule 5605(c)(4)(B), the Company was entitled to a cure period to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A). The Company notified Nasdaq of the noncompliance on November 10, 2021.

On November 10, 2021, the Board appointed Michael B. Gustafson to the Board’s audit committee, effective immediately. Following Mr. Gustafson’s appointment, the Company has regained compliance with Nasdaq Listing Rule 5605(c)(2)(A).

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release, dated November 11, 2021

99.2	Earnings call transcript, dated November 11, 2021

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everspin Technologies, Inc.

Dated: November 12, 2021

	By:	/s/ Anuj Aggarwal
Anuj Aggarwal
Chief Financial Officer